                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

     ----------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 April 30, 1999





                            PROMUS HOTEL CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                 001-13719                62-1716020
    (State or other          (Commission File          (I.R.S. Employer
    jurisdiction of               Number)               Identification
   incorporation or                                         Number)
    organization)

     755 CROSSOVER LANE
     MEMPHIS, TENNESSEE                             38117-4900
(Address of principal executive                     (Zip Code)
        offices)


                                 (901) 374-5000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.     Other Events

     On April 30, 1999, Promus Hotel Corporation issued the press release attached to this 8-K as Exhibit 99.1.

ITEM 7.     Financial Statements and Exhibits.

      (c)   Exhibits

            99.1  Press Release dated April 30, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROMUS HOTEL CORPORATION



                                      /s/ J. Kendall Huber
                                      ------------------------------------------
                                      J. KENDALL HUBER
                                      Executive Vice President, General
                                        Counsel and Secretary

Date:  May 3, 1999

                                  EXHIBIT INDEX

Exhibit No.                          Description

-----------                          -----------

   99.1                  Press Release dated April 30, 1999